EXHIBIT 99.1

Golden Matrix Group  Resumes Stock Repurchase Program

LAS VEGAS, December 20, 2024 – Golden Matrix Group Inc. (NASDAQ: GMGI) ("Golden Matrix" or the "Company"), a developer and licensor of online gaming platforms, systems, and gaming content, today announced that it has resumed its existing stock repurchase program.

Under the repurchase program previously authorized by the board of directors, the Company may repurchase its outstanding shares of common stock from time to time in open market or privately-negotiated transactions, including accelerated share repurchase transactions, block trades, or pursuant to 10b5-1 trading plans. Any repurchases will be at management’s discretion and will be subject to market conditions, the price of the Company’s shares and other factors. The stock repurchase program may be modified, suspended or terminated by the Board of Directors at any time.

The Company has approximately $4.958 million available under the current program. The Company currently has 129,242,993 shares of common stock outstanding.

Mr. Brian Goodman, the Company’s Chief Executive Officer, stated that “All divisions of the Company are currently performing at or above expectations and we expect the Company to show continued growth into the fourth quarter.

“As previously disclosed, the Company has a strong balance sheet and as of September 30, 2024, had $38.4 million in cash, significantly exceeding its $17.5 million in current portion of long-term debt.

“We believe we are well-positioned to settle any debt as needed, and we are currently servicing all debt in cash, instead of equity. We also expect our liquid cash position to allow the Company to pursue accretive acquisitions, and continue to support our growth strategy,” stated Mr. Goodman.

About Golden Matrix Group

Golden Matrix Group (GMGI), based in Las Vegas, NV, is an established B2B and B2C gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms, while its B2C operations, through Meridianbet, provide sports betting and gaming services across 18 regulated jurisdictions globally. Golden Matrix is committed to delivering cutting-edge technology and innovation to its clients and customers. For more information, visit www.goldenmatrix.com

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About Meridianbet

Founded in 2001, Meridianbet Group is a well-established online sports betting and gaming group, licensed and currently operating in 18 jurisdictions across Europe, Africa, and South America. The Meridianbet Group's successful business model utilizes proprietary technology and scalable systems, allowing it to operate in multiple countries and currencies with an omni-channel approach to markets, including retail, desktop online, and mobile. The Company is part of the Golden Matrix Group (Nasdaq: GMGI).

For more information, visit https://ir.meridianbet.com

YouTube - https://www.youtube.com/@MeridianbetIR

Twitter - https://twitter.com/meridianbet_ofc

Email: ir@meridianbet.com

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the amount, timing, and sources of funding for the Company’s repurchase program, the fact that common share repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, the ability of the Company to obtain the funding required to pay certain Meridianbet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; dilution caused by the terms of an outstanding convertible note and warrants, the Company’s ability to pay amounts due under the convertible note and covenants associated therewith and penalties which could be due under the convertible note and securities purchase agreement related thereto for failure to comply with the terms thereof; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, convertible securities and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the sellers of the Meridianbet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly-filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended October 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and future periodic reports on Form 10-K and Form 10‑Q. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investor Contact:

Brett Milotte

Brett.Milotte@icrinc.com

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